UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 5, 2014

Castle Brands Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-32849	41-2103550
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 East 42nd Street, Suite 4700, New York, New York		10168
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(646) 356-0200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Castle Brands Inc., a Florida corporation (the “Company”), held its 2013 annual meeting of shareholders on March 5, 2014. A total of 118,033,101 shares of common stock and 10% Series A Convertible Preferred Stock (on an as-converted basis) of the Company were present or represented at the meeting, constituting a quorum.

Listed below are the matters voted upon and the final results of such voting.

1. All of the nominees for director were elected, each to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified, as follows:

Name	For	Withheld	Broker Non-Votes
Mark E. Andrews, III	95,203,059	1,196,664	21,633,378

John F. Beaudette	95,281,077	1,118,646	21,633,378

Henry C. Beinstein	95,301,216	1,098,507	21,633,378

Harvey P. Eisen	95,271,650	1,128,073	21,633,378

Phillip Frost, M.D.	95,184,479	1,215,244	21,633,378

Glenn L. Halpryn	95,581,241	818,482	21,633,378

Richard J. Lampen	95,210,686	1,189,037	21,633,378

Micaela Pallini, Ph.D.	95,175,526	1,224,197	21,633,378

Steven D. Rubin	95,184,729	1,214,994	21,633,378

Dennis Scholl	95,078,386	1,321,337	21,633,378

Mark Zeitchick	93,974,677	2,425,046	21,633,378

Sergio Zyman	95,540,873	858,850	21,633,378

2. The amendment to our articles of incorporation to increase the number of authorized shares of our common stock from 225,000,000 shares to 300,000,000 shares was approved, as follows:

For	Against	Abstain	Broker Non-Votes
111,000,025	6,668,637	364,439	0

3. The appointment of EisnerAmper LLP as our independent registered public accounting firm for fiscal 2014 was ratified, as follows:

For	Against	Abstain	Broker Non-Votes
113,707,791	2,766,073	1,559,237	0

4. The compensation of our named executive officers was approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
94,899,955	1,167,917	331,851	21,633,378

5. Our shareholders approved, on an advisory basis, the holding of future advisory votes on say on pay every year, as follows:

One Year	Two Years	Three Years	Abstain
94,272,983	1,504,666	315,651	306,423

The Company’s Board of Directors has considered the outcome of this advisory vote and has determined that the Company will hold future advisory votes on say on pay every year until the Company’s Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interest of the Company or until the next required vote on the frequency of say on pay votes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Castle Brands Inc.

March 11, 2014	By:	/s/ Alfred J. Small

Name: Alfred J. Small
Title: Senior Vice President,CFO, Treasurer and Secretary